WADDELL & REED ADVISORS FUNDS

Supplement dated April 4, to the
Statement of Additional Information dated January 31, 2007
for

Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.

The following information regards the membership of the Board of Directors of the Corporation:Effective March 31, 2007, Mr. Frederick Vogel III has retired from the Board of Directors of Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. and has elected to take Director Emeritus status.

Also effective April 1, 2007, Mr. Michael L. Avery will become an Interested Director of the Corporation, overseeing 46 funds in the Fund Complex. Mr. Avery is interested by virtue of his position as Chief Investment Officer of Waddell & Reed Financial, Inc., WRIMCO and IICO. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager, and has served as the portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 through June 2005, Mr. Avery served as the Director of Research for WRIMCO and its predecessor and for IICO, and has been an employee of WRIMCO and its predecessor since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

The following table provides information regarding shares of the Funds owned by Mr. Avery, as well as the aggregate dollar range of shares owned, by him, of funds within the Advisors Fund Complex, as of December 31, 2006.

Fund	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Waddell & Reed Advisors Cash Management	$10,001 to $50,000	over $100,000